Other investments	12 Months Ended
Mar. 31, 2020
Other investments
Other investments

 13. Other investments

The Group holds a number of other listed and unlisted investments, mainly comprising managed funds, deposits and government bonds.

Accounting policies

Other investments comprising debt and equity instruments are recognised and derecognised on a trade date where a purchase or sale of an investment is under a contract whose terms require delivery of the investment within the timeframe established by the market concerned, and are initially measured at fair value, including transaction costs.

Debt securities that are held for collection of contractual cash flows where those cash flows represent solely payments of principal and interest are measured at amortised cost using the effective interest method, less any impairment. Debt securities that do not meet the criteria for amortised cost are measured at fair value through profit and loss.

Equity securities are classified and measured at fair value through other comprehensive income, there is no subsequent reclassification of fair value gains and losses to profit or loss following derecognition of the investment.

	2020	2019
	€m	€m
Included within non-current assets:
Equity securities[1]	77	48
Debt securities[2]	715	822
	792	870

Debt securities include €0.7 billion (2019: €0.8 billion) of loan notes issued by VodafoneZiggo Holding B.V.

Current other investments comprise the following:

	2020	2019
	€m	€m
Included within current assets:
Short-term investments:
Bonds and debt securities[3]	2,796	4,690
Managed investment funds[4]	2,451	6,405
	5,247	11,095
Other investments[5]	1,842	1,917
	7,089	13,012

Notes:

1Items are measured at fair value and the valuation basis is level 2 classification, which comprises items where fair value is determined from inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly.

2Items are measured at amortised cost and the carrying amount approximates fair value.

3€1,115 million (2019: €1,184 million) is measured at amortised cost and remaining items are measured at fair value. For €1,681 million (2019: €3,011million) the valuation basis is level 1 classification, which comprises financial instruments where fair value is determined by unadjusted quoted prices in active markets for identical assets or liabilities. The remaining balance is level 2 classification.

4Items measured at fair value and the valuation basis is level 2 classification.

5€1,017 million (2019: €1,097 million) is measured at fair value and the valuation basis is level 1. The remaining items are measured at amortised cost and the carrying amount approximates fair value.

The Group invests surplus cash positions across a portfolio of short-term investments to manage liquidity and credit risk whilst achieving suitable returns. These assets do not meet the definition of cash and cash equivalents, but are included in the Group’s net debt based on their liquidity.

Bonds and debt securities includes €194 million (2019: €941 million) of highly liquid Japanese and €nil (2019: €955 million) German government securities; €1,016 million (2019: €nil) of German government backed securities; €471 million (2019: €1,115 million) of UK government bonds and €1,115 million (2019: €1,184 million) of other assets paid as collateral on derivative financial instruments. Managed investment funds of €2,451 million (2019: €5,513 million) are in funds with liquidity of up to 90 days.

Other investments are excluded from net debt based on their liquidity and primarily consist of restricted debt securities including amounts held in qualifying assets by Group insurance companies to meet regulatory requirements.